UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 11, 2021
Date of report (Date of earliest event reported)

Surmodics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.05 par value	SRDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Surmodics, Inc. (the “Company”) was held on February 11, 2021.  The final voting results of the proposals, which were described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on December 22, 2020, are set forth below.

1.            Election of Directors.  Each of the individuals nominated by the Company’s Board of Directors to serve as Class III directors was duly elected by the Company’s shareholders, and the final results of the votes cast are as follows:

	For	Withheld	Broker Non-Votes
David R. Dantzker, M.D.	11,256,231	295,992	824,386
Lisa W. Heine	11,248,878	303,345	824,386
Gary R. Maharaj	11,444,005	108,218	824,386

2.            Set the Number of Directors.  The Company’s shareholders approved the proposal to set the number of directors at six (6) by the following vote:

For	Against	Abstain	Broker Non-Votes
11,508,429	24,001	19,793	824,386

3.            Ratification of the Appointment of Deloitte & Touche LLP.  The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021 by the following vote:

For	Against	Abstain	Broker Non-Votes
12,281,480	75,586	19,543	-

4.            Advisory Vote on Executive Compensation.  The Company’s shareholders approved the compensation of the Company’s named executive officers, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
11,234,762	274,983	42,478	824,386

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: February 16, 2021	/s/ Gordon S. Weber
Gordon S. Weber
Senior Vice President of Legal, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)